Exhibit 99.1

Wells Fargo NGL Summit Houston, Texas May 26, 2010

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Geographic Footprint NORTHEAST Appalachia Four processing plants with combined 330 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel storage facility 80-mile NGL pipeline Michigan 250-mile interstate crude pipeline LIBERTY Marcellus 155 MMcf/d gathering capacity 155 MMcf/d cryogenic processing capacity SOUTHWEST East Texas 500 MMcf/d gathering capacity 280 MMcf/d cryogenic processing capacity Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d cryogenic processing capacity Southeast Oklahoma 500 MMcf/d gathering capacity Centrahoma processing JV Arkoma Connector Pipeline JV GULF COAST Javelina Refinery off-gas processing, fractionation, and transportation

Growth Driven by Customer Satisfaction R A N G E RESOURCES MarkWest Ranked # 1 in 2006 and #2 in 2009 Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

MarkWest’s Position In Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett 85 Tcf Haynesville 208 Tcf Fayetteville 32 Tcf Woodford (Arkoma) 60 Tcf Eagle Ford Granite Wash Marcellus/Huron 300 Tcf Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 2011F 0 100 200 300 400 500 600 $ in millions

Diverse Volume Growth Major Resource Play Tight Sand

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin, with more than 20 years of experience Total gas processing capacity of approximately 330 MMcf/d in the Appalachian Basin NGLs from four Appalachian processing gas plants are shipped to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Long before the Marcellus was identified as an important new emerging shale play, we understood the importance of gas processing and NGL fractionation in the hydrocarbon-rich areas of Southwest PA

Keys to Successful NGL Marketing in the Marcellus The Northeast provides premium markets for NGLs produced in the Marcellus; however, Must be able to produce purity products Must have marketing options including truck, rail, and pipeline options Storage is critical MarkWest Liberty can provide producers with all of these marketing services MarkWest has successfully marketed NGLs in Appalachia for more than 20 years

DRY GAS DRY GAS WET GAS WET GAS Liberty Marcellus Project Schedule Ohio West Virginia Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE Gathering Facilities HP Pipelines (4009) HP Pipeline (4012) LP Pipelines (4009) LP Pipeline (4012) Compressor stations (4009) Compressor stations (4012) Compression (4009) Compression (4012) 55 miles 150 —175 miles 25 miles 70 — 80 miles 10 28 — 34 27,000 Hp 90,000 Hp Majorsville Processing Complex Ivlajorsville I (:3016) Majorsville II (3011) NGL Pipeline to Houston (3010) 120 MMcf/d 150 MMcf/d Smithfield Processing Complex Smithfield I (TBD) 120 MMcf/d 11GL Pipeline to Majorsville (TBD)  Houston Processing Complex Houston I (1009) Houston II (4009) Houston III (1H11) Houston IV (TBD) 35 MMcf/d 120 MMcf/d 200 MMcf/d 200 MMcf/d Houston Fractionation Complex Depropanizer (1009) Depropanizer (4009) Full Fractionation (2011) Butane isomerization (3011)  Rail Loading (1011) Truck Loading (1010) C3 Pipeline (1010) NGL Storage 1,000 Bbllday 4,000 Bbllday 60,000 Bbllday 10,000 Bbllday 200 Rail Cars 8 Bays  TEPPCO Deliveries 1.3 MBbls

Strong Market for Marcellus NGLs

Marcellus Ethane Production MarkWest Liberty will recover ethane at all of its Marcellus processing plants and aggregate the ethane at the Houston fractionation complex In addition to the Marcellus processing facilities, MarkWest has the capacity to produce approximately 10,000 Bbl/d of ethane at its existing Appalachian plants to support an economic ethane project Long-term blending to support as much as 1 Bcf/d of rich-gas production is feasible at a reasonable cost after interstate pipeline waivers have expired Blending is a short-term solution that provides additional volume assurance for all of the ethane projects We continue to work with producers to develop blending projects with most of the gathering and interstate pipelines Our analysis shows that Marcellus ethane economics would support purity-ethane pipeline projects to all hubs including the Gulf Coast, Chicago/Conway, and Sarnia Five-year purity ethane upgrade of approximately $5/Bbl at Conway and $9/Bbl in the Gulf Coast We are working very closely with our producer customers, as well as large ethane consumers, to develop a purity-ethane project that will generate improved pricing for producers and deliver ethane to markets with strong, long-term demand A purity-ethane project in the Marcellus will maximize producer economics

Risk Management Program Net Operating Margin(1) by Contract Type Net Operating Margin(1) including Hedges 2010 – 2013 Combined Hedge Percentage (1) For the quarter ended March 31, 2010. Net Operating Margin is calculated as revenue less purchased product costs.

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com